OLD WESTBURY FUNDS, INC.
Old Westbury Core Equities Fund
Old Westbury International Fund
Old Westbury Growth Opportunity Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund


Supplement to Statement of Additional Information dated February 28, 1998

On November 18, 1998, the Board of Directors of Old Westbury Funds, Inc. approved certain changes to the Portfolios' investment policies and a non-fundamental investment restriction. Accordingly, please make the following changes in your Statement of Additional Information:

1. Under the section entitled Risk Factors - Lower Rated Fixed Income Securities on page 6, please delete the first paragraph in its entirety and replace it with the following:

     "The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing each Portfolio to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities. International Fund, Core Equities Fund, and Fixed Income Fund may purchase or hold up to 5% of its net assets in securities rated below investment grade (but not lower than the sixth highest rating). Growth Opportunity Fund may purchase or hold up to 5% of its assets in convertible debt securities rated below investment grade (with no restriction as to rating category). Municipal Bond Fund will not invest in securities rated below investment grade."

2. On page 13, after the first paragraph that introduces investment restrictions that may be changed by a vote of the majority of the Board of Directors, please delete restriction #2 in its entirety and replace it with the following:

     "2. Invest in securities of other investment companies, except (a) with respect to International Fund, the Portfolio may purchase securities of other investment companies which meet the investment objectives of the Portfolio and then only up to 5% of the Portfolio's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and further except as permitted by Section 12 (d) of the 1940 Act or by the Securities and Exchange Commission; and (b) with respect to Core Equities Fund, Growth Opportunity Fund, Fixed Income Fund and Municipal Bond Fund, (i) not more than 5% of the value of the Portfolio's total assets will be invested in the securities of any one investment company,
     (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and further, except as may be permitted by Section 12 (d) of the 1940 Act or by the Securities and Exchange Commission. Each Portfolio will limit its investments in the securities of other investment companies consistent with the Portfolio's investment policies."



                                                              January 20, 1999


Cusip 680414307
Cusip 680414208
Cusip 680414109
Cusip 680414406
Cusip 680414505
G01972-06 (1/99)